EXHIBIT 10(a)


                                 THIRD AMENDMENT
                                       TO
                                 AMENDMENT NO. 2
                                       AND
                               SECOND RESTATEMENT
                                       OF
                           REVOLVING CREDIT AGREEMENT


     THIRD AMENDMENT dated as of November 1, 1991 among:

     SOTHEBY'S HOLDINGS, INC., a Michigan corporation ("Holdings");

     SFS HOLDINGS, INC. (formerly Sotheby's Financial Services, Inc.), a Delaware corporation ("SFS");

     SOTHEBY'S INTERNATIONAL REALTY, INC., a Michigan corporation ("SIR");

     SOTHEBY'S INC., a Michigan corporation ("Sotheby's" and, together with Holdings, SFS and SIR, the "Guarantors");

     The Subsidiaries of Holdings identified on Schedule 1-A to the Agreement (as defined below) which heretofore became or hereafter become a party to the Agreement pursuant to an Assumption Letter (the "Domestic Borrowing Subsidiaries" and, together with Holdings and Sotheby's, the "Domestic Borrowers");

     SOTHEBY'S, a company registered in England ("UK");

     OATSHARE LIMITED, a company registered in England ("Oatshare");

     The Subsidiaries of Holdings identified on Schedule 1-B to the Agreement (as defined below) which heretofore became or hereafter become a party to the Agreement pursuant to an Assumption Letter (together with Oatshare, UK and the Domestic Borrowers, the "Borrowers");

     Each of the banks listed on the signature pages hereto (the "Banks" and individually, a "Bank"); and

     THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as Agent (the "Agent").



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                           W I T N E S S E T H
                           - - - - - - - - - -


     WHEREAS, the parties hereto have entered into Amendment No. 2 and Second Restatement of Revolving Credit Agreement dated as of February 15, 1988, as amended by Amendment No. 1 dated as of June 30, 1988 and the Second Amendment dated as of March 30, 1990 (the "Agreement"); and

     WHEREAS, the parties hereto desire to amend the Agreement in certain respects, as more fully set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.   Definitions
                  -----------

     Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

     SECTION 2.   Amendment of Section 8.05 of the Agreement.
                 -------------------------------------------

     Section 8.05 of the Agreement is amended to read as follows:

     "8.05.  Initial Borrowing after March 30, 1990.  The obligation of each
             ---------------------------------------
Bank to make the initial borrowing after March 30, 1990 to any Borrower is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such borrowing by such Borrower:

     (a) if such Borrower is a Domestic Borrower, the Agent shall have received a Note in the form of Exhibit B hereto properly executed by such Borrower;

     (b) if such Borrower is Oatshare or UK or any Borrowing Subsidiary, the Agent shall have received a Note in the form of Exhibit C hereto properly executed by such Borrower;

     (c) the Agent shall have received certified copies of resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of such Borrower authorizing or ratifying (i) the execution and delivery by such Borrower of the Second Amendment dated as of March 30, 1990 to this Agreement (the "Second Amendment") and the Note of such Borrower delivered pursuant to
Section 8.05 (the "Section 8.05 Note") and (ii) the performance of this Agreement, as amended by the Second Amendment, and the Section 8.05 Note by such Borrower; and

     (d) the Agent shall have received certified copies of resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Guarantors authorizing or ratifying (i) the execution and delivery by the Guarantors of the Second Amendment and (ii) the performance of this Agreement, as amended by the Second Amendment, by the Guarantors."


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

     SECTION 3.  Amendment of Exhibit B to the Agreement.
                 ----------------------------------------

     Exhibit B to the Agreement is deleted and substituted therefor is Exhibit B attached hereto.

     SECTION 4.  Amendment of Exhibit C to the Agreement.
                 ----------------------------------------

     Exhibit C to the Agreement is deleted and substituted therefor is Exhibit C attached hereto.

     SECTION 5.  Effectiveness
                 -------------

     This Amendment shall be effective as of the date hereof when the parties hereto shall have each executed a counterpart hereof and delivered the same to the Agent.

     SECTION 6.  Effect of Amendment on Agreement; Ratification
                 ----------------------------------------------
and Confirmation of Agreement, as Amended.
- ------------------------------------------

     On and after the effective date of this Amendment each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes referring to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this Amendment. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 7.  Counterparts.
                 -------------


     This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 8.  Section Headings.
                 -----------------

     The Section headings in this Amendment are inserted for convenience only and shall not be part of this instrument.

     SECTION 9.  Governing Law.
                 --------------

     This Amendment shall be governed by and construed in accordance with the laws of the State of New York.



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

     SECTION 10. Entire Agreement.
                 -----------------

     This Amendment and the Agreement as amended hereby constitute the entire agreement and understanding between the parties hereto and supersede any and all prior agreements and understandings relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                           SOTHEBY'S HOLDINGS, INC.


                                           By: /s/
                                              ------------------------------
                                              Title: Treasurer



                                           SFS HOLDINGS, INC.


                                           By: /s/
                                              ------------------------------
                                              Title: President



                                           SOTHEBY'S INTERNATIONAL REALTY, INC.


                                           By: /s/
                                              ------------------------------
                                              Title: Chief Financial Officer



                                           SOTHEBY'S INC.


                                           By: /s/
                                              ------------------------------
                                              Title: Chief Financial Officer



                                           OATSHARE LIMITED


                                           By: /s/
                                              ------------------------------
                                              Title: Director



                                           SOTHEBY'S


                                           By: /s/
                                              ------------------------------
                                              Title: Director




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

                                           THE CHASE MANHATTAN BANK
                                             (NATIONAL ASSOCIATION),
                                             individually and as Agent


                                           By: /s/
                                              ------------------------------
                                              Title: Vice President



                                           CHEMICAL BANK


                                           By: /s/
                                              ------------------------------
                                              Title:



                                           MANUFACTURERS HANOVER TRUST COMPANY


                                           By: /s/
                                              ------------------------------
                                              Title:



                                           NBD BANK, N.A. (formerly National
                                             Bank of Detroit)


                                           By: /s/
                                              ------------------------------
                                              Title: Vice President









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